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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 18, 2006
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                             FIDELITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                    0-22288                 25-1705405
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(State or other jurisdiction       (Commission File             (IRS Employer
of incorporation)                      Number)              Identification No.)


1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA                           15237
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 8.01.  OTHER EVENTS
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         On October 18, 2006, the Registrant  announced that it had extended its current stock repurchase program for an additional 12 months. On October 19, 2005, the Registrant announced that its Board of Directors had authorized the repurchase of 5% of the Registrant's common stock (approximately 147,000 shares) over the next 12 months of which 21,000 shares have been repurchased to date. The Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $.14 per share payable November 30, 2006 to stockholders of record on November 15, 2006. For further information, reference is made to the Registrant's press release dated October 18, 2006, which is filed as exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits:

                  99.1     Press Release, dated October 18, 2006



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIDELITY BANCORP, INC.


Date: October 18, 2006      By: /s/ Lisa L. Griffith
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                                Lisa L. Griffith
                                Senior Vice President, Chief Financial Officer & Treasurer
                                (Duly Authorized Representative)